Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
     In connection with the accompanying Annual Report of Leap Wireless International, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Amin I. Khalifa, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 1, 2007

/s/ Amin I. Khalifa

Amin I. Khalifa
Executive Vice President and Chief Financial Officer